Shareholders' equity and dividends	12 Months Ended
Dec. 31, 2017
Shareholders equity and dividends [Abstract]
Shareholders equity and dividends [text block]

17 Shareholders' equity and dividends

At 31 December 2017, Statoil's share capital of NOK 8,307,919,632.50 (USD 1,179,542,543) comprised 3,323,167,853 shares at a nominal value of NOK 2.50. Share capital at 31 December 2016 was NOK 8,112,623,527.50 (USD 1,155,993,270) comprised 3,245,049,411 shares at a nominal value of NOK 2.50.

Statoil ASA has only one class of shares and all shares have voting rights. The holders of shares are entitled to receive dividends as and when declared and are entitled to one vote per share at general meetings of the company.

A temporary scrip dividend programme was proposed by the board of directors in February 2016, approved by Statoil’s general assembly in May 2016 and reconfirmed by the general assembly in May 2017. The scrip dividend programme was implemented for the quarterly dividends from fourth quarter 2015 to third quarter 2017. Issuance of new shares related to the third quarter 2017 dividend will be completed around 23 March 2018. As part of the scrip dividend programme, eligible shareholders could elect to receive their dividend in the form of new ordinary Statoil shares or in cash. For ADR (American Depository Receipts) holders, dividend could be received in the form of ADSs (American Depository Shares) or in cash. The subscription price for the dividend shares had a discount compared to the volume-weighted average price on OSE of the last two trading days of the subscription period for each quarter. For all quarters, the discount has been set at 5%. As part of the scrip dividend programme, the Norwegian State entered into an agreement where it committed for each quarterly dividend where a scrip option was offered, to receive newly issued shares for a fraction of its shareholdings equal to the average participation among the other shareholders. This to ensure that the State’s ownership share was not impacted by the scrip dividend programme.

During 2017 dividend for the third and for the fourth quarter of 2016 and dividend for the first and second quarter of 2017 were settled. Dividend declared but not yet settled, is presented as dividends payable in the Consolidated balance sheet, regardless of whether the dividend is expected to be paid in cash or by issuance of new shares. The Consolidated statement of changes in equity shows declared dividend in the period (retained earnings), offset by scrip dividend settled during the period (share capital and additional paid-in-capital). Dividend declared in 2017 relate to the fourth quarter of 2016 and to the first three quarters of 2017.

	At 31 December
(in USD million)	2017	2016

Dividends declared	2,891	2,824
USD per share or ADS	0.8804	0.8804

Dividends paid in cash	1,491	1,876
USD per share or ADS	0.8804	0.8804
NOK per share	7.2615	7.3364

Scrip dividends	1,357	904
Number of shares issued (millions)	78.1	56.4

Sum dividends settled	2,848	2,780

During 2017 a total of 3,323,671 treasury shares were purchased for USD 63 million and 3,219,327 treasury shares were allocated to employees participating in the share saving plan. During 2016 a total of 4,011,860 treasury shares were purchased for USD 62 million and 3,882,153 treasury shares were allocated to employees participating in the share saving plan. At 31 December 2017 Statoil had 11,243,234 treasury shares and at 31 December 2016 11,138,890 treasury shares, all of which are related to Statoil's share saving plan. For further information, see note 6 Remuneration.